UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 12, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                    0-22250                 95-4431352
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     99.1 Press Release, dated August 12, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Registrant issued on August 12, 2003, regarding earnings for the second quarter ended June 27, 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 12, 2003               3D SYSTEMS CORPORATION



                              /s/ Keith Kosco
                              ------------------------------------------------
                              By:    Keith Kosco
                              Its:   General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBITS

99.1     Press Release, dated August 12, 2003.